UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22820

Nuveen Flexible Investment Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income and Capital Appreciation

Annual Report

July 31, 2013

Nuveen Flexible
Investment Income
Fund

JPW

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	7
Share Information	8
Risk Considerations	9
Performance Overview and Holding Summaries	10
Report of Independent Registered Public Accounting Firm	11
Portfolios of Investments	12
Statement of Assets & Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Annual Investment Management Agreement Approval Process	28
Board Members & Officers	34
Reinvest Automatically, Easily and Conveniently	40
Glossary of Terms Used in this Report	41
Additional Fund Information	43

Chairman's
Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China's growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen's investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
September 23, 2013

Nuveen Investments

Portfolio Managers' Comments

Nuveen Flexible Investment Income Fund (JPW)

The Nuveen Flexible Investment Income Fund (JPW) features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments. Michael J. Carne, CFA, and Susi Budiman, CFA, are the portfolio managers. Here they discuss the economic and market conditions, key investment strategies and performance of the Fund for the abbreviated period from June 25, 2013 through July 31, 2013, the period of time since its commencement of operations.

What were the general market conditions and trends during the abbreviated reporting period ended July 31, 2013?

During this reporting period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed's unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank's 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy however, continued to be clouded by uncertainty about global financial markets and the outcome of the "fiscal cliff." The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

What strategies were used to manage the Fund during this abbreviated reporting period ended July 31, 2013? How did these strategies influence performance?

The Fund invests at least 80% of its managed assets in income producing preferred, debt and equity securities issued by companies located anywhere in the world. Up to 50% of its managed assets may be in securities issued by non-U.S. companies, though all (100%) Fund assets will be in U.S. dollar-denominated securities. Up to 40% of its managed assets may consist of equity securities, not including preferred securities. Up to 75% of investments in debt and preferred securities that are of a type customarily rated by a credit rating agency, may be rated below investment grade, or if unrated, will be judged to be of comparable quality by NWQ.

The Fund's investment objectives are to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing in undervalued companies and securities with attractive investment characteristics. The Fund's portfolio is actively managed, and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. NWQ employs a fundamental, bottom-up investment process that first seeks to identify undervalued companies offering favorable risk/reward potential and downside protection. The portfolio management team then evaluates all available investment choices within a selected company's capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund's portfolio is constructed with an emphasis on maintaining a sustainable level of income and downside protection. The Fund's investment mix of debt, preferred and equity securities may change over time based on the portfolio management team's assessment of individual investment opportunities.

NWQ's investment strategy also seeks to provide high current income and high risk-adjusted return by selecting investments at the optimal point within a company's capital structure, where we find the combination of risk and return potential offers the greatest opportunity. We believe that by understanding the company on a fundamental basis, through our experienced research team, we can more effectively evaluate the risk and reward characteristics of the company's debt and equity securities and then select the optimal point for investment in the company's capital structure.

How did the Fund perform during this abbreviated reporting period from June 25, 2013 through July 31, 2013?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the since inception period ended July 31, 2013. For the initial invest-up period from June 25, 2013 through July 31, 2013, the Fund's shares at net asset value (NAV) underperformed the BofA/Merrill Lynch Preferred Stock Fixed Rate Index. At the end of this reporting period, the invest-up process was well underway and was progressing in line with the Fund's stated investment policy.

Due to the volatility experienced in the fixed income markets during the reporting period, we have invested the Fund in a measured manner. For example, we held a higher than normal cash allocation during that time in order to dampen the negative effect of the rise in Treasury yields on the portfolio. We also legged into positions so as to earn a higher average yield on the securities purchased. Additionally, we were able to take advantage of a number of instances of mispricing and therefore add issues at attractive yield levels. We have been steadily putting cash to work and expect to be fully invested by the end of the third quarter 2013.

Nuveen Investments

Fund Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

The Fund intends to use leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising.

During August 2013 (subsequent to the close of this reporting period), the Fund entered into bank borrowings and, as a result, employs regulatory leverage. Refer to Notes to Financial Statements, Footnote 8—Borrowing Arrangements for further details.

Nuveen Investments

Share Information

Distribution Information

The following information regarding the Fund's distributions is current as of July 31, 2013. The Fund's distribution levels may vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund intends to employ leverage through the use of bank borrowings. Leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but, as noted earlier, also increases the variability of shareholders' NAV per share in response to changing market conditions. Subsequent to the reporting period, the Fund entered into a bank borrowing as a means of leverage.

On July 30, 2013, the Fund declared its initial distribution of $0.1260 per share to shareholders, payable in September 2013.

Commencing with the first distribution, the Fund intends to declare and pay regular monthly cash distributions to shareholders at a level rate (stated in terms of a fixed dividend rate per share) that reflects past and projected performance of the Fund.

The Fund's regular monthly distributions are currently being sourced entirely from net investment income. The Fund's current portfolio is predominantly invested in income producing securities the income from which is expected to be the source of distributions. For periods when the Fund is sourcing its monthly distributions solely from net investment income, the Fund will seek to distribute substantially all of its net investment income over time. There are no assurances given to how long the Fund will source distributions entirely from net investment income.

Market conditions may change, causing the portfolio management team at some future time to focus the mix of portfolio investments less to income-oriented securities. This may cause the regular monthly distributions to be sourced from something other than net investment income. The Fund has adopted a managed distribution policy permitting it to source its regular monthly distributions from not only net investment income, but also from realized capital gains and/or return of capital. If a managed distribution policy is employed, the Fund will seek to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. Actual common share returns will differ from projected long-term returns, and the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund NAV. If the Fund changes to a managed distribution, a press release will be issued describing such change and this change will also be described in subsequent shareholder reports. Additionally, any distribution payment that is sourced from something other than net investment income, there will be a notice issued quantifying the sources of such distribution.

Other Share Information

As of July 31, 2013, and during the abbreviated reporting period, the Fund's share price was trading at a premium/(discount) to its share NAV as shown in the accompanying table.

JPW
Share NAV	$18.91
Share Price	$19.80
Premium/(Discount) to NAV	4.71%
Since Inception Average Premium/(Discount) to NAV	4.61%

Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Leverage Risk: The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, distributions and returns. There is no assurance that the Fund's leveraging strategy will be successful.

Issuer Credit Risk: This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Below-Investment Grade Securities Risk: Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Preferred Stock Risk: Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk: Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Derivatives Strategy Risk: Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk: Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk: If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

Convertible Securities Risk: Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Non-U.S. Securities Risk: Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Financial Sector Risk: Because the Fund invest a substantial portion of its assets (at least 25%) in securities issued by financial services companies, concentration in this sector may present more risks than if the Fund was more diversely invested in numerous sectors of the economy.

Nuveen Investments

Nuveen Flexible Investment Income Fund (JPW)

Performance Overview and Holding Summaries as of July 31, 2013

Cumulative Total Returns as of July 31, 2013

Cumulative
Since Inception[1]
JPW at NAV	(0.99)%
JPW at Share Price	(1.00)%
BofA/Merrill Lynch Preferred Stock Fixed Rate Index	1.01%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation2

(as a % of total investments)

$25 Par (or similar) Retail Structures	80.9%
Common Stocks	8.5%
Corporate Bonds	4.1%
$1,000 Par (or similar) Institutional Structures	2.9%
Short-Term Investments	2.6%
Convertible Preferred Securities	1.0%

Portfolio Composition2

(as a % of total investments)

Real Estate	35.9%
Capital Markets	13.8%
Commercial Banks	11.4%
Insurance	11.2%
Diversified Financial Services	8.4%
Oil, Gas & Consumable Fuels	4.0%
Consumer Finance	2.8%
Short-Term Investments	2.7%
Other	9.8%

Country Allocation2

(as a % of total investments)

United States	97.7%
United Kingdom	1.0%
Ireland	1.0%
Greece	0.3%

Top Five Issuers2

(as a % of total long-term investments)

Ally Financial Inc	1.9%
Ares Capital Corporation	1.7%
Jefferies Finance LLC	1.5%
Northstar Realty Finance Corporation	1.5%
Annaly Capital Management Inc	1.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 6/25/13.

2  Holdings are subject to change.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Flexible Investment Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Flexible Investment Income Fund (the "Fund") as of July 31, 2013, and the related statements of operations, changes in net assets, and the financial highlights for the period from June 25, 2013 (commencement of operations) through July 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian, counterparty, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Flexible Investment Income Fund at July 31, 2013, and the results of its operations, the changes in its net assets, and the financial highlights for the period from June 25, 2013 (commencement of operations) through July 31, 2013, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 25, 2013

Nuveen Investments

JPW

Nuveen Flexible Investment Income Fund

Portfolio of Investments

  July 31, 2013

Shares	Description (1)	Value
	Long-Term Investments – 98.4%
	Common Stocks – 8.6%
	Capital Markets – 2.2%
39,000	Ares Capital Corporation	$693,810
49,600	Medley Capital Corporation	724,160
	Total Capital Markets	1,417,970
	Insurance – 1.0%
15,000	American International Group, (2)	682,650
	Real Estate – 5.4%
25,668	Hospitality Properties Trust	655,047
25,450	Kite Realty Group Trust	663,227
13,175	Pebblebrook Hotel Trust	340,574
8,844	Penn Real Estate Investment Trust	221,630
32,000	PennyMac Mortgage Investment Trust	706,560
4,200	Simon Property Group, Inc.	672,252
12,650	Sunstone Hotel Investors Inc.	324,726
	Total Real Estate	3,584,016
	Total Common Stocks (cost $5,603,670)	5,684,636

Shares	Description (1)	Coupon	Ratings (3)	Value
	Convertible Preferred Securities – 1.0%
	Real Estate – 1.0%
28,678	CommonWealth REIT	6.500%	Ba1	$654,432
	Total Convertible Preferred Securities (cost $665,210)			654,432
Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 Par (or similar) Retail Structures – 81.8%
	Capital Markets – 11.8%
26,487	Affiliated Managers Group Inc.	6.375%	BBB	$660,851
26,540	Allied Capital Corporation	6.875%	BBB	660,846
13,400	Apollo Investment Corporation, (2)	6.875%	BBB	313,426
13,629	Apollo Investment Corporation	6.625%	BBB	324,779
15,475	Ares Capital Corporation	7.000%	BBB	397,553
24,827	BGC Partners Inc.	8.125%	BBB-	640,288
21,644	Fifth Street Finance Corporation	6.125%	BBB-	514,045
2,100	Fifth Street Finance Corporation	5.875%	BBB-	50,799
10,212	Hercules Technology Growth Capital Incorporated	7.000%	N/R	265,410
13,030	Hercules Technology Growth Capital Incorporated	7.000%	N/A	332,135
21,675	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	546,210
26,379	MVC Capital Incorporated	7.250%	N/A	660,794
20,502	Prospect Capital Corporation, Convertible Bond	6.950%	BBB	517,265
26,400	Saratoga Investment Corporation	7.500%	N/R	661,056
27,050	Solar Capital Limited	6.750%	BBB-	630,806
26,333	Triangle Capital Corporation	6.375%	N/A	654,375
	Total Capital Markets			7,830,638

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value
	Commercial Banks – 10.6%
27,260	Boston Private Financial Holdings Inc.	6.950%	N/R	$654,240
26,850	First Horizon National Corporation	6.200%	BB	647,891
21,871	First Niagara Finance Group	8.625%	BB+	617,856
26,575	First Republic Bank of San Francisco	6.200%	BBB	664,375
7,875	GMAC LLC	7.350%	BB-	196,796
13,325	GMAC LLC	7.300%	BB-	336,057
24,683	Private Bancorp Incorporated	7.125%	N/A	621,271
27,025	Regions Financial Corporation	6.375%	BB	665,626
12,697	TCF Financial Corporation	7.500%	BB	331,011
13,300	TCF Financial Corporation	6.450%	BB	323,190
27,500	Texas Capital Bancshares	6.500%	BB+	648,450
26,003	Taylor Capital Group Inc.	8.000%	N/R	666,197
26,663	Webster Financial Corporation	6.400%	Ba1	661,242
	Total Commercial Banks			7,034,202
	Consumer Finance – 1.8%
26,325	Discover Financial Services	6.500%	BB	657,862
12,650	GMAC Capital Trust I	8.125%	B3	335,858
7,875	GMAC LLC	7.250%	BB-	196,639
300	SLM Corporation	6.000%	BBB-	6,717
	Total Consumer Finance			1,197,076
	Diversified Financial Services – 5.3%
26,477	Citigroup Capital XVII	6.350%	BB+	666,956
7,925	GMAC LLC	7.375%	BB-	200,027
2,500	Intl FCStone Inc., (2), (4)	8.500%	N/R	63,047
25,762	KCAP Financial Inc.	7.375%	N/A	657,446
26,145	KKR Financial Holdings LLC	7.375%	BB+	661,469
26,725	Main Street Capital Corporation	6.125%	N/R	641,400
26,818	PennantPark Investment Corporation	6.250%	BBB-	663,209
	Total Diversified Financial Services			3,553,554
	Diversified Telecommunication Services – 1.0%
12,550	Qwest Corporation	7.500%	BBB-	321,782
12,700	Qwest Corporation	7.375%	BBB-	321,945
	Total Diversified Telecommunication Services			643,727
	Electric Utilities – 1.0%
13,983	PPL Capital Funding, Inc.	5.900%	BB+	321,469
14,172	SCE Trust I	5.625%	Baa2	322,980
	Total Electric Utilities			644,449
	Household Durables – 1.0%
26,285	Pitney Bowes Incorporated	6.700%	BBB	661,856
	Insurance – 9.4%
15,700	American Financial Group	6.375%	BBB+	397,995
10,331	Arch Capital Group Limited	6.750%	BBB	262,097
10,781	Argo Group US Inc.	6.500%	BBB-	257,558
12,595	Aspen Insurance Holdings Limited	7.250%	BBB-	328,730
10,270	Axis Capital Holdings Limited	6.875%	BBB	266,815
9,927	Endurance Specialty Holdings Limited	7.500%	BBB-	262,271
10,848	Hanover Insurance Group	6.350%	Ba1	250,589
15,275	Maiden Holdings Limited	8.250%	BB	396,539
20,397	Maiden Holdings NA Limited	8.250%	BBB-	530,526
4,925	Maiden Holdings NA Limited	8.000%	BBB-	127,705
7,425	PartnerRe Limited	7.250%	BBB+	196,985
26,414	PartnerRe Limited	6.500%	BBB+	655,331

Nuveen Investments

JPW

Nuveen Flexible Investment Income Fund (continued)

Portfolio of Investments July 31, 2013

Shares	Description (1)	Coupon	Ratings (3)	Value
	Insurance (continued)
13,356	Protective Life Corporation	6.250%	BBB	$322,681
15,953	Protective Life Corporation	6.000%	BBB	396,751
13,250	Prudential PLC	6.750%	A-	327,275
13,259	Prudential PLC	6.500%	A-	327,497
16,027	RenaissanceRe Holdings Limited	6.080%	BBB+	397,790
11,375	Selective Insurance Group	5.875%	BBB+	250,250
10,750	Torchmark Corporation	5.875%	BBB+	257,785
	Total Insurance			6,213,170
	Marine – 0.6%
8,800	Costamare Inc., (2), (4)	7.625%	N/R	216,920
1,790	International Shipholding Corporation, WI/DD, (2)	9.000%	N/R	179,895
	Total Marine			396,815
	Multi-Utilities – 0.4%
10,187	DTE Energy Company	6.500%	Baa2	262,723
	Oil, Gas & Consumable Fuels – 4.0%
14,423	Magnum Hunter Resources Corporation	8.000%	N/A	676,439
25,130	Nustar Logistics Limited Partnership	7.625%	Ba2	662,929
25,750	Teekay Offshore Partners LP	7.250%	N/R	653,020
26,425	Vanguard Natural Resources LLC	7.875%	N/R	679,123
	Total Oil, Gas & Consumable Fuels			2,671,511
	Real Estate – 29.9%
27,675	AG Mortgage Investment Trust	8.000%	N/A	653,960
21,425	Annaly Capital Management	7.625%	N/A	531,554
18,900	Annaly Capital Management	7.500%	N/R	457,380
12,490	Apollo Commercial Real Estate Finance	8.625%	N/A	322,742
27,000	Apollo Residential Mortgage Inc.	8.000%	N/A	648,000
26,525	Arbor Realty Trust Incorporated	8.250%	N/R	666,043
14,213	Ashford Hospitality Trust Inc.	9.000%	N/A	375,223
24,977	CBL & Associates Properties Inc.	7.375%	BB	626,673
25,872	Cedar Shopping Centers Inc., Series A	7.250%	N/A	649,387
25,760	Chesapeake Lodging Trust	7.750%	N/A	654,046
18,939	Coresite Realty Corporation	7.250%	N/A	474,801
25,238	Corporate Office Properties Trust	7.375%	BB	662,245
13,800	CYS Investments Inc.	7.750%	N/A	320,160
13,846	CYS Investments Inc.	7.500%	N/R	314,443
4,137	Digital Realty Trust Inc.	6.625%	Baa3	99,123
26,308	Dupont Fabros Technology	7.875%	Ba2	677,431
12,800	Dynex Capital inc.	8.500%	N/A	321,280
13,738	Dynex Capital inc.	7.625%	N/R	320,920
23,232	EPR Properties Inc.	6.625%	Baa3	557,568
12,786	First Potomac Realty Trust	7.750%	N/R	333,970
28,469	General Growth Properties	6.375%	N/R	653,079
25,775	Inland Real Estate Corporation	8.125%	N/R	661,387
27,537	Invesco Mortgage Capital Inc.	7.750%	N/A	657,859
25,900	Kennedy-Wilson Inc.	7.750%	BB-	652,939
5,000	Kimco Realty Corporation,	6.000%	Baa2	121,350
14,251	LaSalle Hotel Properties	6.375%	N/R	330,623
12,800	MFA Financial Inc.	8.000%	N/A	324,736
13,650	MFA Financial Inc.	7.500%	N/A	324,188
20,925	Northstar Realty Finance Corporation	8.875%	N/A	532,541
18,824	Northstar Realty Finance Corporation	8.250%	N/R	469,659
8,841	Pebblebrook Hotel Trust	7.875%	N/A	225,446
17,725	Penn Real Estate Investment Trust	8.250%	N/A	467,054
26,950	Rait Financial Trust	7.750%	N/R	635,212
27,262	Retail Properties of America	7.000%	N/A	662,467

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value
	Real Estate (continued)
26,150	Sabra Health Care Real Estate Investment Trust	7.125%		B3	$665,518
7,368	STAG Industrial Inc.	9.000%		BB	198,936
13,829	STAG Industrial Inc.	6.625%		BB	317,652
13,900	Strategic Hotel Capital Inc., Series B	8.250%		N/R	332,210
13,825	Strategic Hotel Capital Inc., Series C	8.250%		N/R	331,800
13,619	Summit Hotel Properties Inc.	7.875%		N/A	346,604
10,282	UMH Properties Inc.	8.250%		N/R	270,211
15,652	Urstadt Biddle Properties	7.125%		N/A	399,752
10,111	Winthrop Realty Trust Inc.	9.250%		N/R	273,199
12,600	Winthrop Realty Trust Inc.	7.750%		N/A	321,930
	Total Real Estate				19,843,301
	Real Estate Management & Development – 0.6%
15,237	Forest City Enterprises Inc.	7.375%		BB-	380,925
	Thrifts & Mortgage Finance – 2.8%
27,098	Astoria Financial Corporation	6.500%		BB	657,939
27,250	Everbank Financial Corporation	6.750%		N/A	663,538
22,600	Federal Agricultural Mortgage Corporation	5.875%		N/A	523,868
	Total Thrifts & Mortgage Finance				1,845,345
	U.S. Agency – 0.6%
4,000	Farm Credit Bank of Texas, (2), (4)	6.750%		Baa1	400,000
	Wireless Telecommunication Services – 1.0%
26,203	United States Cellular Corporation	6.950%		Baa2	668,171
	Total $25 Par (or similar) Retail Structures (cost $54,946,501)				54,247,463
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 4.1%
	Consumer Finance – 1.0%
$800	SLM Corporation	5.625%	8/01/33	BBB-	$666,000
	Diversified Financial Services – 2.1%
375	Icahn Enterprises Finance, 144A	6.000%	8/01/20	BBB-	375,000
1,000	Jefferies Finance LLC, 144A	7.375%	4/01/20	B+	1,010,000
1,375	Total Diversified Financial Services				1,385,000
	Diversified Telecommunication Services – 1.0%
675	Frontier Communications Corporation	7.125%	1/15/23	BB+	668,250
$2,850	Total Corporate Bonds (cost $2,713,968)				2,719,250
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	$1,000 Par (or similar) Institutional Structures – 2.9%
	Commercial Banks – 0.9%
549	Wells Fargo & Company	7.500%	N/A (5)	BBB+	$638,487
	Diversified Financial Services – 1.0%
590	Bank of America Corporation	7.250%	N/A (5)	BB+	662,476
	Insurance – 1.0%
650	XL Capital Ltd, (4)	6.500%	N/A (5)	BBB-	638,625
	Total $1,000 Par (or similar) Institutional Structures (cost $1,955,453)				1,939,588
	Total Long-Term Investments (cost $65,884,802)				65,245,369

Nuveen Investments

JPW

Nuveen Flexible Investment Income Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.7%
$1,778	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $1,778,234, collateralized by $1,830,000 U.S. Treasury Notes, 2.000%, due 7/31/20, value $1,816,275	0.010%	8/01/13	$1,778,233
	Total Short-Term Investments (cost $1,778,233)			1,778,233
	Total Investments (cost $67,663,035) – 101.1%			67,023,602
	Other Assets Less Liabilities – (1.1)%			(726,497)
	Net Assets – 100%			$66,297,105

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures and $1,000 Par (or similar) Institutional Structures classified as Level 2. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurements for more information.

  (5)  Perpetual security. Maturity date is not applicable.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  REIT  Real Estate Investment Trust.

  WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

July 31, 2013

Assets
Investments, at value (cost $67,663,035)	$67,023,602
Cash	772
Receivable for:
Dividends	115,863
Interest	62,686
Total assets	67,202,923
Liabilities
Payable for investments purchased	812,916
Accrued expenses:
Management fees	49,038
Trustee fees	602
Other	43,262
Total liabilities	905,818
Net assets	$66,297,105
Shares outstanding	3,505,250
Net asset value per share outstanding	$18.91
Net assets consist of:
Shares, $.01 par value per share	$35,053
Paid-in surplus	66,775,222
Undistributed (Over-distribution of) net investment income	119,563
Accumulated net realized gain (loss)	6,700
Net unrealized appreciation (depreciation)	(639,433)
Net assets	$66,297,105
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

For the Period June 25, 2013 (commencement of operations) through July 31, 2013

Investment Income
Dividends	$187,739
Interest	18,501
Total investment income	206,240
Expenses
Management fees	53,814
Shareholder servicing agent fees and expenses	20
Custodian fees and expenses	2,291
Trustees fees and expenses	602
Professional fees	12,959
Shareholder reporting expenses	15,240
Stock exchange listing fees	789
Investor relations expenses	962
Total expenses	86,677
Net investment income (loss)	119,563
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	6,700
Change in net unrealized appreciation (depreciation) of investments	(639,433)
Net realized and unrealized gain (loss)	(632,733)
Net increase (decrease) in net assets from operations	$(513,170)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

For the Period June 25, 2013 (commencement of operations) through July 31, 2013

Operations
Net investment income (loss)	$119,563
Net realized gain (loss) from investments	6,700
Change in net unrealized appreciation (depreciation) of investments	(639,433)
Net increase (decrease) in net assets from operations	(513,170)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	66,710,000
Decrease in net assets from capital share transactions	66,710,000
Net increase (decrease) in net assets	66,196,830
Net assets at the beginning of period	100,275
Net assets at the end of period	$66,297,105
Undistributed (Over-distribution of) net investment income at the end of period	$119,563

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

			Investment Operations			Less Distributions
		Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Offering Costs
Year Ended 7/31:
2013	(d)	$19.10	$.03	$(.18)	$(.15)	$—	$—	$—	$(0.04)

Nuveen Investments

						Ratios/Supplemental Data
				Total Returns			Ratios to Average Net Assets
		Ending Net Asset Value	Ending Market Value	Based on Net Asset Value(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)
Year Ended 7/31:
2013	(d)	$18.91	$19.80	(.99)%	(1.00)%	$66,297	1.40	%*	1.93	%*	3%

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

(d)  For the period June 25, 2013 (commencement of operations) through July 31, 2013.

*  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Flexible Investment Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end registered investment company. The Fund's shares are listed on the New York Stock Exchange and trade under the ticker symbol "JPW." The Fund was organized as a Massachusetts business trust on March 28, 2013.

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (the "Sub-Adviser"), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.

The Fund's investment objectives are to provide high current income and, secondarily, capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined in Note 7—Management Fees and Other Transactions with Affiliates) in income producing securities issued by companies located anywhere in the world. The Fund will invest in income producing securities across the capital structure—in any type of debt, preferred or equity securities offered by a particular company, or debt securities issued by a government. The Fund will invest 100% of its Managed Assets in U.S. dollar-denominated securities, and may invest up to 50% of its Managed Assets in securities of non-U.S. companies. The Fund may invest up to 40% of its Managed Assets in equity securities (other than preferred securities). At least 25% of the aggregate market value of the Fund's investments in debt and preferred securities that are of a type customarily rated by a credit rating agency will be rated investment grade, or if unrated, will be judged to be of comparable quality by the Sub-Adviser. The Fund will invest at least 25% of its Managed Assets in securities issued by financial services companies. The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of purchase, are illiquid. The Fund may opportunistically write (sell) covered call options on the Fund's portfolio of equity securities for the purpose of enhancing the Fund's risk-adjusted total return over time. The Fund anticipates using leverage to help achieve its investment objectives. The Fund may utilize leverage in the form of borrowings from a financial institution or the issuance of preferred shares or other senior securities, such as commercial paper or notes.

Prior to its commencement of operations on June 25, 2013, the Fund had no operations other than those related to organizational matters, the initial contribution of $100,275 by the Adviser for 5,250 shares of the Fund and the recording of the Fund's organizational expenses ($11,000) and its reimbursement by the Adviser.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of July 31, 2013, the Fund had outstanding when-issued/delayed delivery purchase commitments of $170,000.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Nuveen Investments

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Commencing with the first distribution, the Fund intends to declare and pay regular monthly cash distributions to shareholders at a level rate (stated in terms of a fixed dividend rate per share) that reflects past and projected performance of the Fund.

The Fund's regular monthly distributions are currently being sourced entirely from net investment income. The Fund's current portfolio is predominantly invested in income producing securities the income from which is expected to be the source of distributions. For periods when the Fund is sourcing its monthly distributions solely from net investment income, the Fund will seek to distribute substantially all of its net investment income over time. There are no assurances given to how long the Fund will source distributions entirely from net investment income.

Market conditions may change, causing the portfolio management team at some future time to focus the mix of portfolio investments less to income-oriented securities. This may cause the regular monthly distributions to be sourced from something other than net investment income. The Fund has adopted a managed distribution policy permitting it to source its regular monthly distributions from not only net investment income, but also from realized capital gains and/or return of capital. If a managed distribution policy is employed, the Fund will seek to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. Actual common share returns will differ from projected long-term returns, and the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value. If the Fund changes to a managed distribution, a press release will be issued describing such change and this change will also be described in subsequent shareholder reports. Additionally, any distribution payment that is sourced from something other than net investment income, there will be a notice issued quantifying the sources of such distribution.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Organizational and Offering Costs

The Adviser has agreed to reimburse the Fund's organizational expenses (approximately $11,000) and to pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund's share of offering costs ($140,000) was recorded as a reduction of proceeds from the sales of shares.

Netting Agreements

In the ordinary course of business, the Fund has entered into transactions subject to enforceable netting agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of July 31, 2013, the Fund was not invested in any portfolio securities or derivatives that could be netted subject to the netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 — Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stock	$5,684,636	$—	$—	$5,684,636
Convertible Preferred Securities	654,432	—	—	654,432
$25 Par (or similar) Retail Structures	53,567,496	679,967	—	54,247,463
Corporate Bonds	—	2,719,250	—	2,719,250
$1,000 Par (or similar) Institutional Structures	1,300,963	638,625	—	1,939,588
Short-Term Investments:
Repurchase Agreements	—	1,778,233	—	1,778,233
Total	$61,207,527	$5,816,075	$—	$67,023,602

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of $25 Par (or similar) Retail Structures and $1,000 Par (or similar) Institutional Structures classified as Level 2.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of

Nuveen Investments

Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivatives during the period June 25, 2013 (commencement of operations) through July 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

For the period 6/25/13 (commencement of operations) through 7/31/13
Shares sold	3,500,000	*

*  Excludes 5,250 shares owned by the Adviser.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) for the period June 25, 2013 (commencement of operations) through July 31, 2013, aggregated $67,385,377 and $1,507,692, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as listed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$67,651,683
Gross unrealized:
Appreciation	$233,519
Depreciation	(861,600)
Net unrealized appreciation (depreciation) of investments	$(628,081)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2013, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1]	$114,911
Undistributed net long-term capital gains	—

1  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the period June 25, 2013 (commencement of operations) through July 31, 2013, the Fund's tax year end, the Fund made no distributions to its shareholders.

During the period June 25, 2013 (commencement of operations) through July 31, 2013, the Fund's tax year end, there were no capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Fund-Level Fee Rate
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2013, the complex-level fee rate for the Fund was .1683%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Subsequent Events

Borrowing Arrangements

During August 2013, the Fund entered into a $35 million (maximum commitment amount) committed secured 180-day continuous rolling borrowing facility ("Borrowings") with the Bank of Nova Scotia as a means of financial leverage.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest will be charged on the Borrowings at a rate equal to the 1-month LIBOR (London Inter-bank Offered Rate) plus .70% per annum on the amount borrowed. In addition to the interest expense, the Fund will pay a commitment fee equal to .15% per annum on the undrawn balance.

Borrowings outstanding will be recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense and commitment fees will be recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Sales of Shares

During August 2013, the Fund sold an additional 200,000 shares for net proceeds totaling 3,812,000. The Fund's share of offering costs ($8,000) was recorded as a reduction of proceeds from the sales of shares.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board" and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members") is responsible for approving advisory arrangements and, at a meeting held on April 17-18, 2013 (the "Meeting"), was asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser"), and the investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and NWQ Investment Management Company, LLC (the "Sub-Adviser"), on behalf of the Fund. The Sub-Adviser and the Adviser are each hereafter a "Fund Adviser." The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an "Advisory Agreement."

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•  the nature, extent and quality of services expected to be provided by the Fund Adviser;

•  the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•  the expertise and background of the Fund Adviser with respect to the Fund's investment strategy;

•  certain performance-related information (as described below);

•  the profitability of Nuveen Investments, Inc. ("Nuveen");

•  the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•  the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable funds; and

•  the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board of the Fund. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board's duties under the Investment Company Act of 1940 (the "1940 Act"), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements.

Nuveen Investments

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser's organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser's organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the applicable investment personnel.

In addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services to be provided. In this regard, the Adviser is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Adviser and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support, managing leverage, and promoting an orderly secondary market for common shares. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser. In addition, the Independent Board Members have also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including in particular Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include, among other things, sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Adviser was generally expected to supply portfolio investment management services to the Fund. In addition, the Board Members recognized the Sub-Adviser's experience and investment process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser. The Independent Board Members recognized that the Fund was expected to use a strategy similar to that of the Nuveen NWQ Flexible Income Fund (the "Flexible Income Open-End Fund"), an open-end fund in the Nuveen fund family that was launched in December 2009. In that regard, the Independent Board Members reviewed certain performance information relating to the Flexible Income Open-End Fund, including annualized returns for the year-to-date period

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

as of April 4, 2013 and for the one-month, three-month, one-year, three-year and since inception periods as of March 31, 2013. They also reviewed calendar year returns for the Flexible Income Open-End Fund for 2010 through 2012.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management and sub-advisory fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds.

The Independent Board Members reviewed, among other things, comparative fee and expense structure data for the Lipper Income & Preferred Stock Funds category (including certain Nuveen preferred closed-end funds). In addition, the Independent Board Members noted that the Fund may utilize leverage, including borrowings from a financial institution and the issuance of preferred shares of beneficial interest ("Preferred Shares") or other senior securities. Further, the Independent Board Members recognized that assets attributable to the Fund's use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily "Managed Assets." "Managed Assets" generally means the total assets of the Fund, including assets attributable to the principal amount of any borrowings and any Preferred Shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). The Board Members recognized that because a decision to employ leverage would have the effect, all other things being equal, of increasing Managed Assets, and, therefore, the Fund Advisers' respective fees, the Fund Advisers may have a conflict of interest in determining whether to use or increase leverage. Notwithstanding the foregoing, the Independent Board Members considered that the Adviser would seek to manage that potential conflict by only leveraging the Fund (or increasing such leverage) when it determines that such action is consistent with the Fund's investment objectives, and by periodically reviewing the Fund's performance and use of leverage with the Board.

In addition, the Independent Board Members considered the fund-level breakpoint schedules and the complex-wide breakpoint schedule (described in further detail below). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the nature of services and range of fees offered by the Adviser or its affiliate to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive

Nuveen Investments

services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed certain Nuveen business and financial information dated January 15, 2013, certain Nuveen financial information included in a report dated March 20, 2013, and Nuveen's 2012 consolidated financial statements. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members have recognized the Adviser's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development. In addition, in evaluating profitability, the Independent Board Members have also recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members have recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory and sub-advisory fees for the Fund, including fund-level breakpoints thereto. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although closed-end funds (such as the Fund) may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund's shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information previously received regarding potential "fall out" or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues expected to be received by affiliates of the Adviser for serving as co-manager in an initial public offering of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers' profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

Nuveen Investments

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen Investments

Board Members & Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; member, Mid-America Health System; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

211
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

211
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

211

Nuveen Investments

Board Members & Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				211

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135
■THOMAS S. SCHREIER, JR.(2)
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135
Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				211

Nuveen Investments

Board Members & Officers* (Unaudited) (continued)

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				211
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211

Nuveen Investments

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC, (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				211
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211

(1)  Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

*  Represents the Fund's Board of Trustees as of September 1, 2013.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  BofA/Merrill Lynch Preferred Stock Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Current Distribution Rate: Current distribution rate is based on the fund's current annualized monthly distribution divided by the fund's current market price. The fund's monthly distributions to shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the fund's cumulative net ordinary income and net realized gains are less than the amount of the fund's distributions, a tax return of capital.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees*

William Adams IV** William J. Schneider	Robert P. Bremner Thomas S. Schreier, Jr.**	Jack B. Evans Judith M. Stockdale	William C. Hunter Carole E. Stone	David J. Kundert Virginia L. Stringer	John K. Nelson Terence J. Toth

*  Represents the Fund's Board of Trustees as of September 1, 2013.

**  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-D-0713D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.   Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Flexible Investment Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
July 31, 2013	$12,650	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2012 (5)	N/A	N/A	N/A	N/A

Percentage approved pursuant to pre-approval exception	N/A	N/A	N/A	N/A

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

(5) Fund commenced operations on June 25, 2013.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
July 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2012 (1)	N/A	N/A	N/A

Percentage approved pursuant to pre-approval exception	N/A	N/A	N/A

(1) Fund commenced operations on June 25, 2013.

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
July 31, 2013	$0	$0	$0	$0
July 31, 2012 (1)	N/A	N/A	N/A	N/A

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(1) Fund commenced operations on June 25, 2013.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1).                           PORTFOLIO MANAGER BIOGRAPHIES

Michael J. Carne, CFA, Managing Director, Portfolio Manager

Prior to joining NWQ in 2002, Mike managed institutional, private client fixed income and balanced portfolios for over 15 years. During this time, he held assignments as Director of Global Fixed Income at Aetna Capital Management, as Chief Investment Officer of a Phoenix Home Life affiliate, both of which were in Hartford, Connecticut, and was a Principal at Standard Asset Management in Wellesley Massachusetts. Mike graduated from the University of Massachusetts with a B.B.A. degree in Finance and received his M.B.A. from Harvard University. He earned the designation of Chartered Financial Analyst in 1989. He is a member of the Los Angeles Society of Financial Analysts.

Susi Budiman, CFA, Senior Vice President, Portfolio Manager

Prior to joining NWQ in 2006, Susi was Portfolio Manager for China Life Insurance Company, Ltd. in Taiwan. She managed US dollar and Euro denominated fixed income portfolios for insurance funds for six years with responsibility for assets of approximately $1.8 billion. Prior to the fixed income portfolio management position, Susi was a currency exchange sales associate at Fleet National Bank in Singapore covering Asian, Euro, UK and other major currencies.  Susi graduated from the University of British Columbia, Canada with a B.Com. in Finance and received her M.B.A. from the University of Southern California. She earned the designations of Financial Risk Manager in 2003, and Fellow, Life Management Institute in 2004. She earned her Chartered Financial Analyst designation from the CFA Institute in 2006 and is a member of the Los Angeles Society of Financial Analysts.

Item 8 (a)(2).  OTHER ACCOUNTS MANAGED — AS OF JULY 31, 2013

	Michael Carne	Susi Budiman
(a) RICs
Number of accts	5	1
Assets ($000s)	$883,902,021.31	$66,422,800.69

(b) Other pooled accts
Non-performance fee accts
Number of accts	0	0
Assets ($000s)	0	0
(c) Other
Non-performance fee accts
Number of accts	4,922	19
Assets ($000s)	$1,006,945,998.00	$441,428,226.69
Performance fee accts
Number of accts	0	0
Assets ($000s)	0	0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•                  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•                  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•                  With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek to obtain best execution of the transaction.  However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•                  Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals.  These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee.  Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.  The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented should the firm outperform its benchmarks on a 1, 2 and 3 year basis.  Individual bonuses are based primarily on the following:

•                  Overall performance of client portfolios

•                  Objective review of stock recommendations and the quality of primary research

•                  Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees.  The equity incentive plan provides meaningful equity to employees which is similar to restricted stock and options and which vests over the next 5 to 7 years.  Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms.  Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees, among others.

Item 8(a)(4).                           OWNERSHIP OF JPW SECURITIES AS OF JULY 31, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Carne					X
Susi Budiman		X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Flexible Investment Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 4, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 4, 2013